Exhibit 10.1

SECURED LINE OF CREDIT AGREEMENT

THIS SECURED LINE OF CREDIT AGREEMENT (this “Agreement”), effective as of May 20, 2020, is by and between Global Clean Solutions, LLC, a Nevada limited liability company (hereinafter referred to as “BORROWER”), Edison Nation, Inc., a Nevada corporation (“GUARANTOR”) and PPE Brickell Supplies, LLC, a Florida limited liability company (“LENDER”).

WITNESSETH:

WHEREAS, in order for BORROWER to obtain funding for inventory purchase purposes, BORROWER desires to obtain the Loan (as defined hereunder) by entering into this Agreement; and

WHEREAS, as of the effective date hereof, BORROWER does not owe any amounts to LENDER outside of this Agreement; and

WHEREAS, LENDER is willing to provide the Loan to BORROWER upon the terms and conditions set forth herein; and

WHEREAS, to entice LENDER to enter into this Agreement, GUARANTOR is entering as a party into this Agreement and a Security Agreement herewith.

NOW, THEREFORE, in consideration of the mutual promises herein contained, BORROWER, GUARANTOR, and LENDER hereby agree as follows:

Article 1. Definition

1.1 As used herein, the following capitalized terms shall have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

“Advance” means any amount advanced pursuant to Article 3.1 and evidenced by a Promissory Note in the amount advanced.

“Availability Period” means the period commencing on the date of execution hereof and ending on the date twelve (12) months thereafter, during which period BORROWER can request Advances of the Loan.

“Banking Day” means a day on which banks are open for business in Florida.

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“Effective Date” means the effective date of this Agreement.

“Interest Rate” means 3% per annum.

“Promissory Note” means any and each promissory note of BORROWER payable to the order of LENDER, substantially in the form of Exhibit C attached hereto, or such other document or form attached thereto evidencing the aggregate indebtedness of BORROWER to LENDER resulting from any Advances made by LENDER hereunder.

“Suppliers” means any vendor providing inventory, supplies, or logistics to BORROWER in furtherance of manufacture and sell of BORROWER’s product.

Article 2. Loan Amount

2.1 Loan Amount: Subject to the terms and conditions of this Agreement, LENDER agrees to make available to BORROWER, a revolving credit loan in an aggregate principal amount at any one time outstanding not to exceed two million five hundred thousand dollars ($2,500,000.00) (hereinafter referred to as the “Loan”), subject to increase or decrease by agreement of LENDER and BORROWER. Within the limits of the amount of the Loan, subject to the terms and conditions of this Agreement, during the Availability Period BORROWER may use the Loan by borrowing, re-paying, prepaying in whole or in part, without premium or penalty, and reborrowing all or part of the Loan all in accordance with the terms and conditions hereof. The Loan and any accrued but unpaid interest thereon are the sole amounts owed to LENDER from BORROWER under this Agreement.

Article 3. Manner of Loan and Interest

3.1 Loan Advances: LENDER shall, during the Availability Period, subject to and upon the terms and conditions set forth in this Agreement and in reliance on the representations, warranties and covenants contained herein, make the Loan, or such portion thereof as is actually requested, available to BORROWER by making Advances of the Loan directly to BORROWER’S Suppliers when BORROWER desires to borrow such Advances. BORROWER shall give to LENDER a notice (via email) of drawing in the form attached hereto as Exhibit A, not less than three (3) Banking Days prior to the date of the requested Advance (the “Draw-Down Date”), specifying, among other things, the requested amount of the Advance, the date of such Advance (which in no event shall be later that the Loan Maturity Date) and the name of the bank or banks and account number or numbers to which such requested Advance shall be remitted. Such draw-down shall constitute LENDER’s fulfillment of the loan obligation incurred hereunder and such date of draw-down shall be deemed as the date of BORROWER’s receipt of the Advance constituting, as applicable, all or a portion of the Loan. LENDER shall provide to BORROWER notification (via email) confirming receipt of the notice of drawing promptly upon receipt of such notice in the form attached hereto as Exhibit B. Each Advance under this Agreement shall be evidenced by a Promissory Note substantially in form attached hereto as Exhibit C.

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3.2 Interest: Interest shall accrue on the outstanding and unpaid balance of the principal at the Interest Rate (or Default Interest Rate (defined in Section 9.1 herein) if applicable) and shall be calculated on the basis of a 360-day year and paid for the actual number of days elapsed. On the last Banking Day of each year, BORROWER shall pay to LENDER any interest accrued and unpaid as of that date.

3.3 Withholding: LENDER shall bear any withholding tax on interest due and payable according to the laws of the United States of America (hereinafter referred to as the “Withholding Tax”).

Article 4. REPAYMENT; PREPAYMENT

4.1 Repayment: BORROWER shall repay to the order of LENDER the principal amount of the Loan, together with all accrued and unpaid interest thereon that has accrued on each Advance at the Interest Rate (and Default Interest Rate, if applicable) on the earlier of: (i) the Due Date as stated in each Promissory Note; or (ii) immediately, upon the declaration by LENDER pursuant to Article 8.1 that the Loan and any interest accrued thereon and all other amounts owing this Agreement are immediately due and payable.

4.2 Manner of Payment: All payments to be made by BORROWER to LENDER under this Agreement shall be made in United States Dollars, to such account as LENDER may specify in writing to BORROWER by wire transfer, in immediately available funds by no later than 4:00 p.m., Eastern time on the day due.

4.3 No Set-Off: All payments to be made by BORROWER under this Agreement shall be made free and clear of and without deduction for or on account of any set-off or counter-claim of any nature whatsoever, except for Withholding Tax. In the event that BORROWER is required to make any deduction or withholding from any repayment due hereunder, except for Withholding Tax, in respect of any present or future income or other taxes, levies, duties, charges or withholding of any nature whatsoever, BORROWER shall forthwith pay to LENDER such additional amount(s) as will result in the receipt by LENDER of the full amount which would otherwise have been receivable under the Loan had no such deduction or withholding been made.

4.4 Obligation Upon Default: Upon occurrence of any Event of Default as provided in Article 8 of this Agreement, LENDER’s obligation to make any Advances of the Loan hereunder shall terminate and LENDER may, at its option, declare that the outstanding balance of any or all Promissory Notes outstanding under the Loan shall become immediately due and payable together with interest accrued thereon.

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4.5 Prepayment: Notwithstanding the provisions of the preceding articles, BORROWER may prepay all or any part of the unpaid balance of any outstanding Promissory Note under the Loan together with interest accrued thereon, up to and including the due date (as defined in that respective Promissory Note) of such Promissory Note, with no penalty.

Article 5. CONDITIONS PRECEDENT

5.1 Conditions Precedent: LENDER’s obligation to make any Advances of the Loan to BORROWER is subject to the fulfillment by BORROWER at its own expense of the following conditions in all respects to the satisfaction of LENDER:

(a) The representations and warranties contained in Article 6 shall be true and correct and complete on and as of the Draw-Down Date and there shall exist on such date no Event of Default (as set forth in Article 8 hereunder);

(b) Execution by BORROWER and GUARANTOR of the Security Agreement (as defined hereunder); and

(c) LENDER shall have received such additional certificates, documents, or information as they may require.

Article 6. REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties of Borrower: To induce LENDER to execute and deliver this Agreement and to make Advances of the Loan, BORROWER hereby represents and warrants to LENDER as follows:

(a) BORROWER is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business and is in good standing in all additional jurisdictions where such qualification is necessary under applicable laws. BORROWER has all requisite power and authority to conduct its business, to own its properties and to execute and deliver this Agreement and any other documents required hereunder to which BORROWER is a party and to perform its obligations hereunder and thereunder;

(b) The execution, delivery and performance by BORROWER of this Agreement and the consummation by BORROWER of the transactions contemplated hereby have been duly authorized by all necessary corporate action and do not and will not: (i) cause any material violation under any law presently in effect having applicability to BORROWER or its certificate of formation or limited liability company agreement of BORROWER; or (ii) conflict with or result in a breach of or constitute a default under, or result in the creation or imposition (or the obligation to create or impose) any mortgage, lien (statutory or otherwise), charge, hypothecation, security interest, pledge, assignment, claim or other right to possession or any other encumbrance of any nature whatsoever, upon any of the property of BORROWER pursuant to any indenture, mortgage, deed of trust, loan or credit agreement, financing lease or any other material agreement, lease or instrument to which BORROWER is a party or by which it or its properties may be bound of affected;

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(c) This Agreement is, and each of the documents or instruments required to be delivered hereunder, when executed and delivered by BORROWER will be, the legal, valid and binding obligation of BORROWER enforceable against BORROWER in accordance with its terms, except as its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by general principles of equity (whether applied in a proceeding at law or in equity); and

(d) No authorization, consent, approval, license, exemption of, or filing of registration with any person, entity or organization or judicial, administrative or governmental department, commission, board, bureau, agency, court, entity, forum, subdivision or instrumentality, domestic or foreign, is necessary for the valid execution, delivery or performance by BORROWER of this Agreement or of any other documents or instruments required to be delivered hereunder to which BORROWER is a party.

6.2 Representations and Warranties of Guarantor: To induce LENDER to execute and deliver this Agreement and to make Advances of the Loan, GUARANTOR hereby represents and warrants to LENDER as follows:

(a) GUARANTOR is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business and is in good standing in all additional jurisdictions where such qualification is necessary under applicable laws. GUARANTOR has all requisite power and authority to conduct its business, to own its properties and to execute and deliver this Agreement and any other documents required hereunder to which GUARANTOR is a party and to perform its obligations hereunder and thereunder;

(b) The execution, delivery and performance by GUARANTOR of this Agreement and the consummation by GUARANTOR of the transactions contemplated hereby have been duly authorized by all necessary corporate action and do not and will not: (i) cause any material violation under any law presently in effect having applicability to GUARANTOR or its certificate of incorporation or bylaws of GUARANTOR; or (ii) conflict with or result in a breach of or constitute a default under, or result in the creation or imposition (or the obligation to create or impose) any mortgage, lien (statutory or otherwise), charge, hypothecation, security interest, pledge, assignment, claim or other right to possession or any other encumbrance of any nature whatsoever, upon any of the property of GUARANTOR pursuant to any indenture, mortgage, deed of trust, loan or credit agreement, financing lease or any other material agreement, lease or instrument to which GUARANTOR is a party or by which it or its properties may be bound of affected; and

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(c) This Agreement is, and each of the documents or instruments required to be delivered hereunder, when executed and delivered by GUARANTOR will be, the legal, valid and binding obligation of GUARANTOR enforceable against GUARANTOR in accordance with its terms, except as its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

Article 7. Covenants

7.1 Financial Statements: BORROWER covenants and agrees that, until BORROWER has fully performed any and all obligations and liabilities of BORROWER hereunder, BORROWER shall furnish LENDER upon request by LENDER with a copy of its annual financial statements, and such other financial information as LENDER may reasonably request. The foregoing obligation shall not be deemed to alter, diminish or waive any obligation of BORROWER to provide financial information to LENDER pursuant to BORROWER’S limited liability company agreement or any other agreement between BORROWER and LENDER. In addition to the foregoing information, upon request by LENDER, BORROWER shall provide to LENDER a sales report, in a form agreeable to LENDER outlining the sales made that day, the purchaser, and any other information the LENDER may reasonable deem prudent to have in each report.

7.2 Use of Proceeds: The proceeds of the Loan shall be used by BORROWER solely for the purchase of inventory and related shipping expenses.

7.3 Non-Subordination: LENDER and BORROWER agree that BORROWER will not, without LENDER’s advance written approval, enter into any agreement pursuant to which repayment of the Loan under this Agreement would be subordinated to any third party.

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7.4 Change in Law: In the event that the applicable laws or regulation or any changes therein or in the interpretation thereof by a governmental authority charged with the administration thereof shall impose any reserve requirements or any other conditions against the Loan which LENDER shall borrow from a bank or banks for the performance of this Agreement, and the result of any of the foregoing is or would be to increase LENDER’s cost of making or maintaining the Loan, then such additional cost shall be immediately due and payable to LENDER.

Article 8. Events of Default; APPLICATION OF PROCEEDS

8.1 Events of Default: Upon occurrence of any of the following events of default (each, an “Event of Default”) LENDER may, at its option, declare any Promissory Note issued under the Loan and any interest accrued thereon and all other amounts owing under this Agreement immediately due and payable:

(a) Failure of BORROWER to make prompt repayment of any Promissory Note under the Loan and payment of any interest accrued thereon pursuant to this Agreement by the due date and such default is not remedied within ten (10) Business Days after written notice thereof to BORROWER from LENDER. Any event which causes, or which, at the option of another party may cause, the acceleration of the maturity of any indebtedness of BORROWER to any other party, and such default is not remedied within ten (10) Business Days after written notice thereof to BORROWER from LENDER.

(b) Any representation or warranty made by BORROWER in this Agreement or made by BORROWER (or any of its representatives) in any certificate, agreement or instrument made or delivered pursuant to this Agreement proves to have been untrue or misleading in any material respect, or to have omitted to state any fact or furnish anything necessary to make such representation and warranty not misleading at such time in light of the circumstances under which it was made, when made or is breached and such default is not remedied within thirty (30) Calendar Days after written notice thereof to BORROWER from LENDER.;

(c) Default in the performance of any of BORROWER’s covenants herein set forth (but not constituting an Event of Default under any of the preceding paragraphs of this Article), and such default is not remedied within ten (10) Business Days after written notice thereof to BORROWER from LENDER;

(d) The commencement by or against BORROWER of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation, assignment for the benefit of creditors, or similar proceeding of any jurisdiction relating to BORROWER or its debts which remains undismissed, undischarged or unbound for a period of thirty (30) Calendar Days; or

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(e) Any material portion of BORROWER’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) Business Days.

Upon such declaration by LENDER that an uncured event of Default has occurred pursuant to this Section 8.1, the Loan and any interest accrued thereon and all other amounts owing under this Agreement are immediately due and payable, the same shall as damages for loss of a bargain and not as a penalty become and be immediately due and payable by BORROWER to LENDER without presentment, demand, protest or other notice of any kind (all of which are hereby waived by BORROWER) and shall bear interest from the date the LOAN becomes or is declared due until paid at the Default Interest Rate set forth in Article 9.1 below.

8.2 Application of Proceeds: From and after the date on which LENDER has taken any action pursuant to Article 8.1 and until all indebtedness and other obligations of BORROWER hereunder have been paid or otherwise satisfied in full, any and all proceeds received by LENDER from the exercise of any remedy by LENDER, shall be applied as follows:

(a) first, to reimburse LENDER for out-of-pocket costs, expenses and disbursements, including reasonable attorneys’ fees and legal expenses, incurred by LENDER in connection with collection of any indebtedness or other obligations of BORROWER under this Agreement;

(b) second, to the repayment of all indebtedness then due and unpaid of BORROWER to LENDER incurred under this Agreement, whether of principal, interest, fees, expenses or otherwise, all in such manner as LENDER may determine in their discretion; and

(c) the balance, if any, as required by applicable law.

8.3 Penalty Upon Event of Default. Without limiting any other remedies or rights available to LENDER under this Agreement or by law, upon any Event of Default in Section 8.1 herein, any and all amounts due to LENDER by BORROWER at the time of the Event of Default, including any accrued and unpaid interest, shall be increased by forty percent (40%).

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Article 9. Interest after Default

9.1 Default Interest Rate: If BORROWER shall fail to pay any sum (of principal, interest or otherwise) when due, then BORROWER shall pay interest on such unpaid sum from such due date up to the date of actual payment in full at the rate of five percent (5%) per annum above the Interest Rate (the “Default Interest Rate”) from and including the due date to the date of actual repayment, on demand of LENDER; provided, however, the rate of interest on such amount shall not exceed that amount permitted by applicable law. The payment of such interest after default shall not affect any of LENDER’s rights or remedies available to LENDER under this Agreement, any related agreement, or under the law.

Article 10. SECURITY AGREEMENT

10.1 Security: The obligations of BORROWER under this Agreement for the Loan are secured pursuant to a Security Agreement, dated as of even date herewith, between BORROWER, GUARANTOR, and LENDER (the “Security Agreement”) that is attached hereto as Exhibit [D].

Article 11. Miscellaneous

11.1 Dissolution of BORROWER: In the event of a dissolution or liquidation of BORROWER, while any amount of the Loan, any interest thereon or any other obligations under this Agreement are outstanding (collectively, the “Obligations”), whether such dissolution occurs in connection with the exercise of remedies by LENDER pursuant to Article 8.1 or otherwise, LENDER shall have the right to receive any and all distributions of any assets of BORROWER resulting from such liquidation and/or dissolution until all Obligations owed to LENDER have been satisfied in full, before any distributions of any assets of BORROWER may be made to its members. Any distributions made in connection with the Obligations shall not off-set any other distributions due to LENDER under any other agreement.

11.2 Assignment by LENDER or BORROWER: None of the Parties shall assign or transfer all or any part of its rights and obligations under this Agreement without prior written consent of the other Parties.

11.3 No Waiver: No delay or failure of LENDER in exercising any right, power or remedy hereunder or thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude other or further exercise thereof or the exercise of any other right, power or remedy.

11.4 Amendment: No oral explanation or oral information by any of the parties hereto shall alter the meaning or interpretation of this Agreement. No modification, alteration, addition or change in terms thereof shall be binding on either party hereto unless reduced to writing and executed by the duly authorized representative of each party.

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11.5 Governing Law; Venue: The validity, construction and performance of this Agreement shall be governed by and in accordance with the laws of the State of Nevada without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of Nevada. The parties agree that any action brought by either party regarding this Agreement or relating to any performance or obligation under this Agreement shall be brought and pursued only in state or federal courts located in Nevada. BORROWER hereby consents to the personal jurisdiction of such state or federal courts and hereby waives any objection to such venue and personal jurisdiction.

11.6 Entire Agreement: This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any prior expressions of intent or understanding, whether oral or written, with respect to the transaction contemplated hereby.

11.7 Waiver of Conflict: As of the Effective Date hereof, LENDER is also a member of BORROWER. The disinterested managers of BORROWER agree that with respect to this Agreement and any transactions contemplated by this Agreement, no conflict of interests, breach of a duty of any duty of loyalty or other fiduciary responsibilities exist (together “Conflicts”). In that event that it is found that any conflicts exist, the disinterested managers of BORROWER agree that entrance of this Agreement is necessary and in the best interests of the BORROWER and hereby waive any Conflict.

[This Section Intentionally Left Blank]

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Secured Line of Credit Agreement to be executed in duplicate by their duly authorized representatives, effective as of the date first above written.

LENDER:		BORROWER:

PPE Brickell Supplies, LLC		Global Clean Solutions, LLC

By:	Matthew Pantofel	By:	Chris Ferguson
Title:	Managing Member	Title:	Manager

		By:	Brian McFadden
		Title:	Manager

		By:	Matthew Pantofel
		Title:	Manager

		By:	Brett Vroman
		Title:	Manager

GUARANTOR:

Edison Nation, Inc.

		By:	Chris Ferguson
		Title:	CEO

SIGNATURE PAGE TO SECURED LINE OF CREDIT AGREEMENT

(EXHIBIT A)

To: PPE Brickell Supplies, LLC.

Email:

Attention: Matthew Pantofel

Date:

Re: Secured Line of Credit Agreement between PPE Brickell Supplies, LLC (“Lender”)

and Global Clean Solutions, LLC (“Borrower”)

effective as of May 20, 2020 (the “Agreement”)

Borrower gives you notice that it wants to make a drawdown under the Agreement. The details of the drawdown are as follows:

Draw-Down Date	:
Principal Amount	:

Please remit _________for value _________to our account as follows:

Pay to	:
For A/C of	:
In favor of	:
A/C No	:
Remarks	:

Yours faithfully,

By:
Title:	Authorized Signor of Global Clean Solutions, LLC

EXHIBIT TO LINE OF CREDIT AGREEMENT

(EXHIBIT B)

To	:	Global Clean Solutions, LLC
Attn	:

From	:	PPE Brickell Supplies, LLC
Date	:

Re	:	Confirmation of the terms of the Advance dated [___________ ]

Please be advised that the terms of the Advance have been agreed as follows.

Principal Amount:

Please remit all payments of principal and interest to following account:

Pay to	:
For A/C of	:
In favor of	:	PPE Brickell Supplies, LLC
A/C No	:
Remarks	:

By:	Matthew Pantofel
Title:	Managing Member

EXHIBIT TO LINE OF CREDIT AGREEMENT

Exhibit 1

FORM OF PROMISSORY NOTE

Principal Amount $___________

Issue Date:

Global Clean Solutions, LLC, a Nevada limited liability company (hereinafter referred to as “Borrower”) for value received, promises to pay to the order of PPE Brickell Supplies, LLC, a Florida limited liability company and their respective successors and assigns (“Lender”), at , or at such other place as Lender may designate, $___________________ as an Advance (as defined below) pursuant to that certain Secured Line of Credit Agreement effective as of May 20, 2020, and in connection with the notice of Advance attached hereto between Lender and Borrower (the “Agreement”). Any capitalized term not specifically defined herein, has the same definition as supplied in the Agreement.

The unpaid principal amount of this Promissory Note (the “Note”) shall bear interest from the date the funds hereunder are distributed to Borrower until repaid, in full, at the Interest Rate as defined and set forth in the Agreement. After the Maturity Date (as defined below), whether maturity occurs by acceleration, demand or otherwise, the accrued interest and principal shall be payable immediately. Any principal or interest which remains unpaid when due shall thereafter accrue interest at the rate set forth in Article 9.1 of the Agreement.

Maturity Date. Any principal and accrued but unpaid interest under this Note shall be due (the “Maturity Date”) upon the earlier of (i) within three (3) Banking Days after payment is received by the Borrower for the order fulfilled by the Advance evidenced by this Note, with any partial payments being applied pro-rata to amounts due hereunder and the rest of the balance remaining outstanding being subject to (ii) or (iii) of this section; (ii) any other default under Section 8.1(a) of the Agreement; or (iii) six (6) months from the receipt of the Advance evidenced by this Note by the Borrower from the Lender. Lender may, in its sole discretion, extend the Maturity Date of this Note via written communication to the Borrower detailing the terms of the extension.

In the event of default under section 8.1(a) of the Agreement, the Lender shall have the right to convert all immediately due and payable principal and interest into shares of common stock of Edison Nation, Inc. (“Guarantor”) subject to the terms and conditions of that certain Security Agreement (the “Security Agreement”) between Lender and Guarantor.

Notwithstanding anything to the contrary or otherwise limiting any remedy in Security Agreement, the conversion of principal and interest shall be upon the following terms:

(a) Calculation of Conversion Price. Subject to the adjustments described herein, the conversion price (the “Conversion Price”) shall equal $2.05 (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Guarantor relating to the Guarantor’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events. The Guarantor shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. Lender shall be entitled to add to the principal amount of the Note $750.00 for each conversion to cover Lender’s deposit fees associated with each Notice of Conversion.

(b) The number of shares of Common Stock issuable upon the conversion of the portion of this Note shall not result in beneficial ownership by the Lender and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The beneficial ownership limitations on conversion as set forth in the section may NOT be waived by the Lender.

(c) Upon conversion of any amounts due under this Note, Lender shall not sell more than twenty percent (20%) of the average volume of the Guarantor’s shares for previous ten (10) trading days prior to conversion.

(d) True-Up. On the date that is twenty (20) Trading Days (a “True-Up Date”) from each date that the Shares are delivered by Guarantor to Lender, there shall be a true-up where Guarantor shall deliver to Lender additional shares (“True-Up Shares”) if the net proceeds (i.e. net of transaction fees, expenses, costs, etc.) from the sale of the Shares by Lender is less than the amount due under the conversion. In such event, Borrower shall deliver to Lender within three (3) Trading Days of the True-Up Date (the “True-Up Share Delivery Date”) a number of True-Up Shares equal to the difference between the amount due under the conversion notice and the proceeds actually realized from the sale of the Shares issued thereunder. For the avoidance of doubt, if the Redemption Conversion Price as of the True-Up Date is higher than the Redemption Conversion Price set forth in the applicable Redemption Notice, then Borrower shall have no obligation to deliver True-Up Shares to Lender, nor shall Lender have any obligation to return any excess Redemption Conversion Shares to Borrower under any circumstance. For the convenience of Borrower only, Lender may, in its sole discretion, deliver to Borrower a notice informing Borrower of the number of True-Up Shares it is obligated to deliver to Lender as of any given True-Up Date, provided that if Lender does not deliver any such notice, Borrower shall not be relieved of its obligation to deliver True-Up Shares pursuant to this Section. Notwithstanding the foregoing, if Borrower fails to deliver any required True-Up Shares on or before any applicable True-Up Share Delivery Date, then in such event the Outstanding Balance of this Note will automatically increase by $2,000 per day until the True-Up shares are delivered (under Lender’s and Borrower’s expectations that any such increase will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).

Payments of both principal and interest shall be made in lawful money of the United States of America in immediately available funds.

Borrower waives presentment, demand, notice of dishonor and nonpayment or protest to this Note and all defenses on the ground of any extension of time or renewal.

This Note is made under and governed by the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have caused this Promissory Note to be executed in duplicate by their duly authorized representatives, effective as of the date first above written

LENDER

PPE Brickell Supplies, LLC

By:	Matthew Pantofel
Title:	Managing Member

BORROWER

Global Clean Solutions, LLC

By:	Matthew Pantofel
Title:	Manager

By:	Brian McFadden
Title:	Manager

By:	Chris Ferguson
Title:	Manager

By:	Brett Vroman
Title:	Manager

GUARANTOR:

Edison Nation, Inc.

By:	Chris Ferguson
Title:	CEO